UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 20, 2008
(Date of earliest event reported)

SYNERGX SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Delaware	11-2941299
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No. or organization)

209 Lafayette Drive, Syosset, New York	11791
(Address of principal executive offices)	(Zip code)

Issuer's telephone number: (516) 433-4700

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 20, 2008, Synergx Systems Inc. (the “Company”) received notification that NASDAQ has suspended for a three-month period, effective October 16, 2008, the enforcement of the rules requiring a minimum $1 closing bid price or a minimum market value of publicly held shares. NASDAQ has said that it will not take any action to delist any security for these concerns during the suspension. NASDAQ has stated that, given the current extraordinary market conditions, this suspension will remain in effect through Friday, January 16, 2009 and will be reinstated on Monday, January 19, 2009.

As previously reported on April 21, 2008, the Company received a letter (the “Letter”) from NASDAQ notifying the Company that for the last 30 consecutive days, the bid price of the Company’s common stock had closed below the minimum $1.00 per share requirement for continued inclusion under Marketplace Rule 4310(c)(4) (the “Rule”). The Company had been originally been required to regain compliance with the Rule by October 20, 2008.  As a result of the three-month suspension by NASDAQ, the Company now has until January 22, 2009 to regain compliance with the Rule.

If, at any time before January 22, 2009, the bid price of the Company’s common stock closes at $1.00 per share for a minimum of 10 consecutive business days, then NASDAQ will provide the Company with written notification that it has complied with the Rule.  If compliance with the Rule cannot be demonstrated by January 22, 2009, then NASDAQ will decide whether the Company meets NASDAQ’s listing criteria set forth in Marketplace Rule 4310(c), except for the bid price requirement. The Letter states that, if the Company meets these criteria, then the Company will be granted an additional 180 calendar day compliance period. If the Company is not granted an additional 180 calendar period, then NASDAQ will provide written notification that the Company’s securities will be delisted.

 Management and the Board of Directors will consider available strategies in order to satisfy the minimum bid price requirement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Synergx Systems Inc. and dated October 22, 2008

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYNERGX SYSTEMS INC.
(Registrant)

Dated: October 22, 2008	By:	/s/ JOHN A. POSERINA
John A. Poserina,
Chief Financial Officer, Treasurer, Secretary,
Vice President and Director
(Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Synergx Systems Inc. and dated October 22, 2008

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